UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2021

DECARBONIZATION PLUS ACQUISITION CORPORATION III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2744 Sand Hill Road, Suite 100 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	DCRCU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	DCRC	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRCW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2021, Decarbonization Plus Acquisition Corporation III, a Delaware corporation (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the final proxy statement/prospectus (File No. 333-258681) filed by the Company with the U.S. Securities and Exchange Commission on November 10, 2021.

There were 43,750,000 shares of common stock issued and outstanding at the close of business on October 29, 2021, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 27,884,608 shares present either by proxy or online, representing approximately 63.73% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 - The Business Combination Proposal

The Business Combination Agreement and Plan of Reorganization, dated as of June 15, 2021 (as amended by the First Amendment to the Business Combination Agreement dated October 12, 2021, the “Business Combination Agreement”), by and among the Company, DCRB Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Solid Power, Inc., a Colorado corporation (“Solid Power”), was approved and adopted, and the merger and all other transactions contemplated by the Business Combination Agreement were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,870,643	8,427	5,538

Proposal No. 2 - The Authorized Share Charter Proposal

The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s capital stock, par value $0.0001 per share, from 271,000,000 shares, consisting of (a) 270,000,000 shares of common stock, including 250,000,000 shares of Class A common stock (the “Class A Common Stock”) and 20,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock, to 2,200,000,000 shares, consisting of (i) 2,000,000,000 shares of common stock, par value $0.0001, and (ii) 200,000,000 shares of preferred stock, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
25,875,862	1,964,624	44,122

Proposal No. 3 - The Additional Charter Proposal

The amendment to the Charter to (i) eliminate provisions in the Charter relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the business combination (the “Closing”); (ii) change the post-combination company’s name to “Solid Power, Inc.” (iii) change the minimum stockholder vote required to amend, repeal or modify certain specified provisions of the Company’s proposed second amended and restated certificate of incorporation (the “Proposed Second A&R Charter”) or any provision inconsistent with any provision of the post-combination company’s amended and restated bylaws; (iv) provide for the removal of a director only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the stock outstanding and entitled to vote thereon; (v) remove the right of holders of Class B Common Stock to act by written consent; and (vi) remove the designation of certain courts as the exclusive forum for certain types of stockholder claims was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,486,948	380,036	17,624

Proposal No. 4 - The Nasdaq Proposal

The proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Capital Market, (a) the issuance (or reservation for issuance in respect of certain options, restricted stock, and warrants issued in exchange for outstanding pre-merger options, restricted stock, and warrants of Solid Power) of 139,161,127 shares of Class A Common Stock and (b) the issuance and sale of 19,500,000 shares of Class A Common Stock in the private offering of securities to certain investors was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,831,597	25,627	27,384

Proposal No. 5 - The 2021 Plan Proposal

The Solid Power, Inc. 2021 Equity Incentive Plan and material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,299,413	545,281	39,914

Proposal No. 6 - The ESPP Proposal

The Solid Power, Inc. 2021 Employee Stock Purchase Plan and material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,415,433	438,257	30,918

Proposal No. 7 - The Director Election Proposal

The Company’s stockholders elected Erik Anderson and Robert Tichio to serve as Class I directors until the 2022 annual meeting of stockholders, Douglas Campbell and Steven H. Goldberg to serve as Class II directors until the 2023 annual meeting of stockholders and Rainer Feurer, David Jansen and John J. Stephens to serve as Class III directors until the 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal. The voting results were as follows:

Nominee	Votes For	Withheld
Erik Anderson	25,224,528	2,660,080
Robert Tichio	25,225,067	2,659,541
Douglas Campbell	27,733,683	150,925
Steven H. Goldberg	26,390,401	1,494,207
Rainer Feurer	27,733,877	150,731
David Jansen	27,733,414	151,194
John J. Stephens	26,389,536	1,495,072

Proposal No. 8 - The Adjournment Proposal

The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,821,588	31,476	31,544

Item 8.01.	Other Events.

Stockholders holding 210,171 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $2,101,806 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 7, 2021

DECARBONIZATION PLUS ACQUISITION CORPORATION III

By:	/s/ Erik Anderson
Name:	Erik Anderson
Title:	Chief Executive Officer

4